[EXHIBIT 99.2]


TROOP MEISINGER STEUBER & PASICH, LLP
LOUIS M. MEISINGER, State Bar No. 41481
KIRK A. PASICH, State Bar No. 94242
LINDA D. KORNFELD, State Bar No. 155765
10940 Wilshire Boulevard, Eighth Floor
Los Angeles, California 90024-3902
Telephone: (310) 824-7000

Attorneys for Defendants
CALIFON PRODUCTIONS, INC. and
JEOPARDY PRODUCTIONS, INC.



                SUPERIOR COURT OF THE STATE OF CALIFORNIA

                      FOR THE COUNTY OF LOS ANGELES



KING WORLD PRODUCTIONS, INC.,

                          Plaintiff,
                                                     CASE NO.: BC 168 059
              vs.
                                                     ANSWER TO UNVERIFIED
CALIFON PRODUCTIONS, INC., JEOPARDY                        COMPLAINT
PRODUCTIONS, INC., AND DOES 1
THROUGH 10, INCLUSIVE,

                          Defendants.

-------------------------------------


          Defendants Califon Productions, Inc. ("Califon") and Jeopardy Productions, Inc. ("Jeopardy") (collectively "defendants") appearing on behalf of themselves, alone, answer the Complaint of King World
Productions, Inc. ("King World"), as follows:

                             GENERAL DENIAL

        1.     Pursuant to California Code of Civil Procedure
section 431.30(d), defendants deny, generally and specifically, each allegation made against them in the Complaint.




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                        FIRST AFFIRMATIVE DEFENSE
                  (Failure to State a Cause of Action)

        2. The Complaint and each cause of action therein fails to state facts sufficient to constitute a cause of action against defendants, or at all.

                       SECOND AFFIRMATIVE DEFENSE
                             (Unclean Hands)

        3. King World is barred from maintaining its Complaint and each cause of action therein because of its unclean hands.

                        THIRD AFFIRMATIVE DEFENSE
                                (Waiver)

        4. King World has waived whatever right it may have had to assert the claims contained in the Complaint and each cause of action therein because it failed to take proper steps to assert those claims in a timely fashion, knowingly relinquished such claims, and otherwise acted in a manner inconsistent with an intent to assert or preserve its right to assert such claims.

                       FOURTH AFFIRMATIVE DEFENSE
                               (Estoppel)

        5. King World is estopped to enforce the claims and obligations sought to be enforced in the Complaint and each cause of action therein because King World failed to honor its duties to defendants, failed to take proper steps to assert in a timely fashion the claims alleged in the Complaint, and



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otherwise acted in a manner inconsistent with an intent to
assert or preserve its right to assert any of the claims, all to the detriment of defendants.

                        FIFTH AFFIRMATIVE DEFENSE
                                (Laches)

        6. King World is barred by the doctrine of laches from pursuing its Complaint and each cause of action therein by reason of its inexcusable and unreasonable delay in filing the Complaint and its failure to specifically state its claims, all to the prejudice of defendants.

                        SIXTH AFFIRMATIVE DEFENSE
                            (Mutual Mistake)

        7. The relief that King World seeks in its Complaint is barred by the mutual mistake of King World and Califon at the time that the agreements that are the subject of King World's Complaint were entered, regarding the interpretation and application of the contract language at issue in King World's Complaint.

                       SEVENTH AFFIRMATIVE DEFENSE
                          (Unilateral Mistake)

        8. The relief that King World seeks in its Complaint is barred by Califon's unilateral mistake at the time that the agreements that are the subject of King World's Complaint were entered, regarding the interpretation and application of the contract language at issue in King World's Complaint.

        WHEREFORE, defendants pray for judgment against King
World as follows:

        1.     That King World take nothing by its Complaint;
        2.     For their costs of suit incurred herein; and
        3. For such other, further, or different relief as may be deemed just and proper.

Dated:  May 8, 1997


                                       TROOP MEISINGER STEUBER &
                                       PASICCH, LLP


                                       By
                                           /s/ LINDA D. KORNFELD
                                           ---------------------
                                           Linda D. Kornfeld
                                           Attorney for Defendants
                                           CALIFON PRODUCTIONS, INC. and
                                           JEOPARDY PRODUCTIONS, INC.




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                        PROOF OF PERSONAL SERVICE
                         (1013a, 2015.5 C.C.P.)

STATE OF CALIFORNIA             )
                                ) ss.
COUNTY OF LOS ANGELES           )


          I am employed in the County of Los Angeles, State of California. I am over the age of eighteen and not a party to the within action; my business address is: Courier Connection, 1762 Westwood
Boulevard, Suite 400, Los Angeles, CA 90024.

          On May 8, 1997, I served the foregoing documents described as ANSWER TO UNVERIFIED COMPLAINT on the parties listed below in this action by placing ---- the original X a true copy thereof enclosed in sealed envelopes and served on counsel addressed as follows:


Arthur N. Greenberg, Esq.
Michael A. Greene, Esq.
GREENBERG GLUSKER FIELDS
  CLAMAN & MACHTINGER, LLP
1900 Avenue of the Stars, #2100
Los Angeles, CA 90067-4590

          Executed on May 8, 1997, at Los Angeles, California.

          I declare under penalty of perjury under the laws of the State of California that the above is true and correct.



----------------------------                  --------------------------
        [Print Name]                                 [Signature]




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                            PROOF OF SERVICE BY FEDERAL EXPRESS

STATE OF CALIFORNIA                 )
                                    ) ss.
COUNTY OF LOS ANGELES               )


          I am employed in the County of Los Angeles, State of California. I am over the age of eighteen and not a party to the within action; my business address is: TROOP MEISINGER STEUBER & PASICH, LLP, 10940 Wilshire Boulevard, Suite 800, Los Angeles, California 90024.

          On May 8, 1997, I served the foregoing documents, described as ANSWER TO UNVERIFIED COMPLAINT on the parties in this action by placing a true copy thereof enclosed in sealed envelopes addressed to counsel for all parties at the addresses listed below and depositing same with Federal Express:


Robert S. Rifkind, Esq.
David J. Stone, Esq.
CRAVATH, SWAINE & MOORE
Worldwide Plaza
825 Eighth Avenue
New York, New York 10019-7475

        Executed on May 8, 1997, at Los Angeles, California.

          I declare under penalty of perjury under the laws of the State of California that the above is true and correct.



        P. BERARDI                               /s/ P. BERARDI
   ---------------------                        -------------------
        [Print Name]                                 [Signature]